UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

PremierWest Bancorp (Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Form 8-K/A is filed to amend information included in Exhibit 99.1 of the Form 8-K filed on October 22, 2008 as set forth in Item 2.02 below.

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2008, PremierWest Bancorp issued a press release announcing financial results for the third quarter ended September 30, 2008. The press release attached as Exhibit 99.1 to the original filing included incorrect book value per share and tangible book value per share data in the Financial Highlights (Balance Sheet) section of the release.

Book value per share at September 30, 2008 was $7.99 (initially reported as $8.04) and tangible book value per share at September 30, 2008 was $4.69 (initially reported as $4.74) ..

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2008	PREMIERWEST BANCORP

	By:	/s/ Michael D. Fowler
Michael D. Fowler
Executive Vice President and Chief Financial Officer